UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 __________________

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of report (Date of earliest event reported): November 9, 2021 PLx Pharma Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36351	46-4995704
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Fishers Lane, Suite E, Sparta, New Jersey	07871
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 409-6541

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	PLXP	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On November 12, 2021, PLx Pharma, Inc. (the “Company”) issued a press release announcing its financial results for its third quarter ended September 30, 2021. The Company’s press release is attached hereto as Exhibit 99.1.

The information furnished by the Company pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any Company filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 9, 2021, the Company held its 2021 annual meeting of stockholders (the “Annual Meeting”) at which the Company’s stockholders approved an amendment to the PLx Pharma Inc. 2018 Incentive Plan, as amended (the “Plan”), to increase the number of shares of the Company’s common stock issuable under the Plan by 4,000,000 shares (the “Plan Amendment”). The Board of Directors of the Company previously approved the Plan Amendment on August 3, 2021, subject to stockholder approval.

The material features of the Plan Amendment are described in the Company’s Definitive Proxy Statement on Schedule 14A for the Annual Meeting filed on October 5, 2021. The above description of the Plan Amendment is qualified in its entirety by reference to the Plan, as amended, filed herewith as Exhibit 10.1.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On November 9, 2021, the Company held its Annual Meeting. At the Annual Meeting, the Company’s stockholders were asked to vote upon the following:

1.	The election of each of Gary Balkema, Kirk Calhoun, Robert Casale, John Hadden II, Michael Valentino and Natasha Giordano to serve as directors until the Company’s 2022 annual meeting of stockholders and until their successors are duly elected and qualify;

2.	The approval of an amendment to the Plan, to increase the number of shares of the Company’s common stock issuable under the Plan by 4,000,000 shares;

3.	The approval of an advisory vote on the compensation of our named executive officers as disclosed in the proxy statement; and

4.	The ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

The results of the matters voted on at the Annual Meeting, based on the presence in person or by proxy of holders of record of 21,926,893 of the 27,427,022 shares of the Company’s common stock entitled to vote, were as follows:

1.	The election of each of Gary Balkema, Kirk Calhoun, Robert Casale, John Hadden II, Michael Valentino and Natasha Giordano to serve as directors until the Company’s 2022 annual meeting of stockholders and until their successors are duly elected and qualify was approved as follows:

	For	Withheld	Broker Non-Votes
Gary Balkema	11,970,610	4,197,946	5,758,337
Kirk Calhoun	12,163,601	4,004,955	5,758,337
Robert Casale	12,164,470	4,004,086	5,758,337
John Hadden II	12,159,302	4,009,254	5,758,337
Michael Valentino	15,966,268	202,288	5,758,337
Natasha Giordano	15,955,863	212,693	5,758,337

2.	The approval of an amendment to the Plan, to increase the number of shares of the Company’s common stock issuable under the Plan by 4,000,000 shares. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
10,499,460	5,437,048	232,048	5,758,337

3.	The approval of an advisory vote on the compensation of our named executive officers as disclosed in the proxy statement. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
14,879,202	887,554	401,810	5,758,337

4.	The stockholders ratified the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
21,706,498	93,620	126,775	-

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Description

	10.1	PLx Pharma Inc. 2018 Incentive Plan, as amended (incorporated herein by reference to the Annex A of the Company's Definitive Proxy Statement on Schedule 14A filed on October 5, 2021).

99.1	Press Release, dated November 12, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLX PHARMA INC.

Dated: November 12, 2021	By:	/s/ Natasha Giordano
		Name:	Natasha Giordano
		Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	PLx Pharma Inc. 2018 Incentive Plan, as amended (incorporated herein by reference to the Annex A of the Company's Definitive Proxy Statement on Schedule 14A filed on October 5, 2021).

99.1	Press Release, dated November 12, 2021.